SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 6, 2005 (Date of earliest event reported)

Commission file number: 0-23329

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	56-1928817
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A

Morrisville, North Carolina 27560

(Address of principal executive offices)

(Zip code)

(919) 468-0399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 6, 2005, Charles & Colvard, Ltd. (the “Company”), by providing written notice to Cree, Inc., exercised its option pursuant to the Amended and Restated Exclusive Supply Agreement dated June 6, 1997 (filed September 30, 1997 as exhibit 10.11 to the Registration Statement on Form S-1) to extend such exclusive Supply Agreement for an additional 10 years, until July 14, 2015. A copy of the option exercise notice is attached as Exhibit 10.69.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.69	Notice of Extension of Amended and Restated Exclusive Supply Agreement dated January 6, 2005, from Charles & Colvard to Cree, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Charles & Colvard, Ltd.

By:	/s/ Robert S. Thomas
Robert S. Thomas
President and
Chief Executive Officer

Date:	January 7, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.69	Notice of Extension of Amended and Restated Exclusive Supply Agreement dated January 6, 2005, from Charles & Colvard to Cree, Inc.